UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2007

                                   XsunX, Inc.
             (Exact name of registrant as specified in its charter)



   Colorado                          000-29621                84-1384159
  -----------                        ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                  65 Enterprise, Aliso Viejo, California 92656
                  --------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 26, 2007 the Company authorized an option grant to Dr. Michael A. Russak in recognition of his acceptance to serve as a member of the XsunX Board of Directors. The option provides for the grant of 500,000 options with an exercise price per share of $0.36 for Director services to be rendered commencing November 26, 2007. The vesting schedule is described below:

The vesting schedule for Dr. Russak is:

     The Option shall become exercisable in the following amounts upon the delivery and/or achievement by Optionee of the following milestones:

                (a) Beginning November 26, 2007 the Option shall vest and become exercisable at the rate of 62,500 Shares upon the anniversary of each calendar quarter of continuous service as a Director, or prorated portion thereof, for services rendered as a member of the Company Board of Directors up to a total of 500,000 shares.


SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of  Directors or Principal Officers;  Election of Directors;
--------------------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

On November 28, 2007, the Company announced the appointment of Dr. Michael A. Russak as a Director, effective November 26, 2007. A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Dr. Michael A. Russak's professional resume is as follows:

EDUCATION

Rutgers University, College of Engineering, B.S., Ceramic Engineering, 1968

Rutgers University,  College of Engineering,  Ph.D.,  Ceramic/Materials Science,
1971

PROFESSIONAL EXPERTISE:

Thirty five years industrial experience progressing from a research scientist to senior executive officer.

Expertise  in  thin  film   materials   and  devices  for  magnetic   recording,
photovoltaic, solar thermal applications, semiconductor devices as well as glass, glass-ceramic and ceramic materials.

Over twelve years experience at the executive management level of public companies with significant off shore development and manufacturing functions.

PROFESSIONAL EXPERIENCE:

2007 - Present: Executive Director IDEMA-U.S. Responsibilities include oversight of activities, programs and trade shows organized and sponsored by IDEMA, the International Disk (Drive) Equipment and Materials Association. IDEMA is the HDD industry trade association.

2001-2006: President and Chief Technical Officer, Komag, Inc. Responsibilities include determining overall corporate business and technical direction, extensive interaction with customer base and investment community, led team investigating various diversification activities including single crystal and thin film photovoltaic devices and thin film displays. Between 2002 and 2006, the Komag more than tripled its production output, achieved record revenue, profitability and EPS. Yearly revenue grew from < $200M in 2001 to $900M in 2006.

1998 - 2001: Executive Vice President and Chief Technical Officer, HMT Technology Corporation. Principal in the merger activities between HMT and Komag in 2000. Merger completed in October 2000. Responsible for technical direction of HMT and product transfer to manufacturing.

1993 - 1998: Vice President of Research & Development; HMT Technology Corporation. Responsible for overall technical direction of company, research on emerging concepts and technologies and new product and process development. Principal in the management a leveraged buy out and subsequent IPO of HMT in 1995-1996

1985 - 1993: IBM Corporation; various positions starting as a Research Staff Member in the IBM TJ Watson Research Center, Yorktown Heights, NY and evolving to a middle management position. Areas of management and individual contribution included:

Materials and processes related to high density magnetic recording, micro magnetic modeling of soft magnetic materials.

Investigation of advanced plasma deposition and diagnostic techniques including low pressure sputter deposition, ion beam sputter deposition, ECR deposition and etching and various plasma emission diagnostic techniques.

Application  of advanced  techniques to  semiconductor  devices for solar energy
conversion   (photovoltaic),   semiconductor  device  structures  and  packaging
applications.

1971-1985; Grumman Corporation, Bethpage, N.Y., Held positions of increasing responsibilities up to rank of Senior Staff Scientist and Senior Program Manager. Areas of management and individual contribution include:

Photovoltaic materials, devices and applications; Led a team of scientists, engineers and business personnel in establishing a PV business base for Grumman Energy Systems division of the company

Experience with photo electrochemical devices, all solid state devices; single crystal Si and GaAs as well as thin film amorphous Si, II-VI compound and chalcogenide base devices.

Magnetic thin films for RAM and other applications.

High-Energy Laser countermeasures program.

Fundamental research into melting and fining of glasses and glass ceramic precursors in low gravity environment.

Thermal Protection Systems; study, characterization and development of closed pore insulation material for reusable heat shields for re-entry vehicles.

PATENTS & PUBLICATIONS: 23 Patents 90+ Publications

SECTION 6. Asset-Backed Securities

None

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On November 28, 2007, XsunX Inc. issued a news release to announce the appointment of Dr. Michael A. Russak to the Company's Board of Directors. This news release, dated November 28, 2007 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:


        A.  Financial Statements - none

        B.  Exhibit -  10.1 Stock Option Agreement (Dr. Russak)

        C.  Exhibit -  99.1 Press release dated November 28, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2007

                                   XSUNX, INC.



                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO & President